
RumbleOn
COMPANY
PRESENTATION
Marshall Chesrown
Chairman & CEO
November 2018

FORWARD-LOOKING STATEMENTS & PROJECTIONS

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 27, 2018, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

OUR VISION:

To change the way consumers and dealers Buy-Sell-Trade & Finance pre-owned vehicles.


BUY
SELL
TRADE
FINANCE
RumbleOn

KEY INVESTMENT HIGHLIGHTS

- Powerful Technology Platform
- Disruptive Strategy
- Revenue Growth and Margin Expansion
- Massive Addressable Market
- Agnostic Supply & Distribution
- Compelling Unit Economics



WHY WE ARE DIFFERENT

Our mission is to transform the way pre-owned vehicles are bought and sold.

THE ONLY 100% ONLINE PRE-OWNED VEHICLE MARKETPLACE

- ✓ **A Superior Buying and Selling Experience**
- ✓ **Capital Light**
- ✓ **A Simple Process:** provide sellers a Cash Offer within 5 minutes based on VIN, miles, and condition
- ✓ **Liquidity:** Cash Offers provide instant liquidity to consumers and dealers
- ✓ **VIN Driven:** any item with a Vehicle Identification Number (VIN) will be eligible for a Cash Offer
- ✓ **Inefficient Market:** our platform allows RMBL to disrupt the friction laden peer-to-peer transactions
- ✓ **Efficient Distribution:** our established agnostic approach to distribution enables us to minimize inventory risk while scaling quickly



SUCCESSFUL EXECUTION

93,298 vs **6,804**

Cash Offers Q1–Q3 2018 | *Total Cash Offers in 2017*

17x Unit Growth

YTD 2018 vs YTD 2017 (Year-over-Year)

Unit Sales Grew
43%
Q2 to Q3

Revenue Grew
38%
Q2 to Q3

Cash Offers Grew
76%
Q2 to Q3

Year to date is as of September 30, 2018

OUR BUSINESS MODEL:
Efficient Vehicle Acquisition & Distribution



EXECUTING ON OUR VISION


Cash Offers
Regional Partner Network
Sales Channels
Consumer & Dealer
Technology Platform
RumbleOn

- Direct from consumer
- High margin vehicle acquisition channel
- Accommodate any vehicle with a VIN

- Efficient and cost effective reconditioning, transportation and distribution services
- Utilizing existing partner locations for quick regional roll out

- All transactions happen through an online marketplace
- Machine learning technology that continuously strengthens over time
- Data capture is compelling

- Agnostic Distribution
- Units available for sale to consumers and dealers simultaneously
- Provides quick inventory turn
- Unprecedented low DSOs in pre-owned vehicle industry

PROPRIETARY TECHNOLOGY PLATFORM

OUR TECHNOLOGY PLATFORM IS CAPABLE OF SUPPORTING RAPID GROWTH

- Robust and functional technology platform
  - ✓ Dealer Direct Marketplace
  - ✓ Mobile Acquisition Suite
  - ✓ Workflow Automation Tool
  - ✓ Market Analytics Recommendation Engine
  - ✓ Certified Inventory
  - ✓ Instant Cash Offers
  - ✓ Easy Financing
  - ✓ Fast Vehicle Valuation
  - ✓ Inventory Management
  - ✓ Proprietary Pricing Engine
  - ✓ One Click Listing Solution
  - ✓ CRM and Prospecting
  - ✓ BDC Solutions
  - ✓ Sales Management
  - ✓ Equity Mining
  - ✓ Excellent Service

- Significant future value in data capture.
  - Wealth of accumulated data will allow RumbleOn to optimize purchasing, customer interaction, marketing, and drive ancillary revenue opportunities.


rumbleon.com
RumbleOn
The RumbleOn Marketplace
BUY
SELL
Browse Our Certified Inventory
RumbleOn

VEHICLE ACQUISITION STRATEGY: CASH OFFERS

CASH OFFERS

Most Important Inventory Acquisition Tool & Key Driver of the Business

- Cash offers provide a low-cost vehicle acquisition source while providing liquidity to our customers—both consumers and dealers—and serves as a competitive advantage for RumbleOn.

Stats:

- More than 100,000 cash offers since inception in June of 2017
- More than 51,000 cash offers in Q3'18, up from 29,000 in Q2'18

Cash Offers by Quarter

*YTD Cash Offers Grew **13x** as compared to full year 2017*



60K
50K
40K
30K
20K
10K
0
4,057
12,420
29,430
51,448
Q4 - 2017
Q1 - 2018
Q2 - 2018
Q3 - 2018

DISTRIBUTION STRATEGY: REGIONAL PARTNER NETWORK

CAPITAL LIGHT MODEL THROUGH REGIONAL PARTNERSHIPS

- ✓ Inspection
- ✓ Reconditioning
- ✓ Photography
- ✓ Delivery
- ✓ Distribution

We have established a network of Regional Partner locations. This network will enable us to reduce average days to sale, improve the cost efficiency of vehicle logistics—including inspection, reconditioning and transport, and optimize our pricing algorithms.



DISTRIBUTION STRATEGY: 2018 LAUNCHES

COMPLETELY AGNOSTIC DISTRIBUTION MODEL

- ✓ **Multiple sales channels** maximizes revenue by selling wherever the opportunity exists, based on customer demand, market conditions or inventory availability, at any given time.
- ✓ **Rapid inventory turn** by offering the same vehicle to dealers and consumers simultaneously

RumbleOn DealerDirect

Allows dealers to search, sort, and organize their favorite vehicles.

- ✓ **Daily Online Dealer Auctions**
- ✓ **"Buy It Now" functionality**
- ✓ **Dealer Partnerships**
- ✓ **Wholesale Inventory**



RumbleOn Classifieds

Powerful technology platform provides consumers a buying process.

- ✓ **Fast, simple and transparent**
- ✓ **Consumer Only Listings***
- ✓ **Educate with Data**
- ✓ **Calculators and Tools**
- ✓ **Third-party integrations for shipping, financing, warranties, insurance quotes, inspections**



Dealer Direct launched in Q2–Q3. Classifieds will launch in Q4. *RumbleOnClassifieds.com is a consumer-only, peer-to-peer listing site.

STRATEGIC ACQUISITION:
Wholesale Inc. & Wholesale Express, LLC



WHO IS WHOLESALE INC. AND WHOLESALE EXPRESS, LLC

Long Operating history and Established Brand Recognition

- Wholesale Inc. is headquartered in Nashville, Tennessee and has been in business for 27 years
- Wholesale Inc. is one of the largest independent distributors of pre-owned vehicles in the United States
- Wholesale Express, LLC is a related logistics company, a well-known brand for the movement of thousands of automotive for dealers across the country
- Wholesale Express is based in Tempe, Arizona

Proven track record of growth and profitability

- Historical five-year compounded growth in unit sales in excess of 15%[1]
- In 2018, Wholesale Inc. is expected to sell more than 21,000 vehicles
- Wholesale Express, LLC will transport more than 70,000 vehicles[2]
- Wholesale historically maintains an average inventory level for sale of 2,000 units

Wholesale Inc.

Wholesale Express



[1] Provided by Wholesale Inc. and Wholesale Express, LLC management
[2] 2018 estimates are management's expectations as of September 30, 2018

WHOLESALE INC. & WHOLESALE EXPRESS, LLC[1]

(Combined without powersports)

Total Revenue



$700M
$600M
$500M
$400M
$300M
$200M
$100M
0
$470.4M
$625.0M*
$650.0M*
2016
2017
2018*

Operating Income & EBITDA



$6M
$5M
$4M
$3M
$2M
$1M
0
$2.4M
$2.2M
$2.9M
$3.5M
$5.0M*
2016
2017
2018*
Operating Income
EBITDA 2

[1] Provided by Wholesale Inc. and Wholesale Express, LLC management. *2018 estimate ranges are management's expectations as of September 30, 2018

[2] EBITDA represents operating income plus depreciation and amortization. Depreciation and amortization was $0.6 million and $0.7 million, respectively, for 2016 and 2017.

COMPLEMENTARY ASSETS CREATE A COMPELLING VALUE PROPOSITION

Wholesale Inc.

PRE-OWNED AUTOMOTIVE

- ✓ Proven sustainable growth and profitability
- ✓ Established brand in the 44 million unit pre-owned automotive market
- ✓ One of the largest pre-owned vehicle distributers in the country
- ✓ Logistics solution through Wholesale Express
- ✓ Agnostic distribution strategy

Wholesale Express

RumbleOn

PRE-OWNED POWERSPORTS

- ✓ Explosive revenue and unit sales growth
- ✓ Established brand in pre-owned powersport market
- ✓ Powerful technology platform underpins effective online presence
- ✓ Cost efficient vehicle acquisition strategy
- ✓ Capital- and infrastructure- light model through partner network
- ✓ Agnostic distribution strategy

SYNERGIES AND VALUE CREATION

- Technology-powered buying and selling experience across all pre-owned vehicle segments
- Sole nationwide online provider allowing for buying, selling, trading, financing and listing of any vehicle
- Dominate the marketplace in online acquisition of vehicles direct from consumers and dealers
- Deliver superior customer experience through unparalleled transparency and lack of friction
- Cost benefits by moving RumbleOn logistics onto the Wholesale Express platform
- Benefits from two brands and capitalizing on the associated marketing leverage
- Supply chain solution built around inventory acquisition
- Immediate access to millions of visitors already familiar with RumbleOn
- Accumulate massive amount of user and vehicle data

Powered By

RumbleOn

Wholesale Inc.

Wholesale Express

MASSIVE ADDRESSABLE MARKET

We are building a supply chain solution that will span all pre-owned vehicle segments.

Wholesale Inc. accelerates our plan to enter the huge automobile marketplace and allows us to do it with meaningful size and scale, and without the significant start-up costs typically associated with new market entries.



ESTIMATED 1 TRILLION DOLLAR MARKET PLACE OPPORTUNITY
Motorcycles
Rest of Powersports
All Powersports
RV's
Boats
Cars & Trucks



UNITS AND REVENUE FOR COMBINED COMPANY

Total Unit Sales by Year*



50,000
40,000
30,000
20,000
10,000
5,000
0
15,327
18,924
22,714
34,000+
50,000+
2015
2016
2017
2018
estimated
2019
estimated

Total Revenue by Year*



$1,000,000
$800,000
$600,000
$500,000
$450,000
$300,000
$200,000
0
$353,839,506
$470,370,582
$619,821,013
$700,000,000+
$900,000,000+
2015
2016
2017
2018
estimated
2019
estimated

*2018 and 2019 estimates are management's outlook as of September 30, 2018

RumbleOn

PATHWAY TO GROWTH AND PROFITABILITY

Powersports

Revenue growth driven by:

- Consumer adoption of online purchase model
- Shifting sales mix from dealer to consumer
- Higher purchase rates on cash offers
- Consumer only classified listing site
- Dealer Direct online virtual inventory for all dealers

Gross Margin expansion by:

- Shifting sales mix from dealer to consumer
- Optimization of acquisition pricing from quality of data
- Optimization of sales pricing from use of more robust data
- Consumer utilization of Classifieds
- Vehicle Diversity

Automotive

Addition of RumbleOn technology and online purchase model will drive **Revenue growth through:**

- Enhancing efficiency of existing operations
- Expansion of online retail sales channel
- Expansion of inventory acquisition opportunities
- RumbleOn's online consumer direct acquisitions
- Additional distribution locations for a national footprint

Addition of RumbleOn technology and online purchase model will drive **Gross Margin expansion through:**

- Optimization of vehicle acquisition pricing
- Optimization of vehicle consumer and dealer pricing
- Increase blend of online retail sales and dealer sales

KEY INVESTMENT HIGHLIGHTS

- Powerful Technology Platform
- Disruptive Strategy
- Revenue Growth and Margin Expansion
- Massive Addressable Market
- Agnostic Supply & Distribution
- Compelling Unit Economics




RIDE ON. RALLY ON. RUMBLEON.
RumbleOn.com
BUY. SELL. TRADE.
Unit 101 | 877-8-Rumble
THANK YOU